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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  February 26, 2002
                                                -------------------------

                                MERCK & CO., INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                   New Jersey
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                 (State or Other Jurisdiction of Incorporation)

       1-3305                                           22-1109110
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(Commission File Number)                    (I.R.S. Employer Identification No.)

One Merck Drive, PO Box 100, Whitehouse Station, NJ             08889-0100
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(Address of Principal Executive Offices)                        (Zip Code)

Registrant's telephone number, including area code      (908) 423-1000
                                                  -------------------------




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Item 4.  Changes in Registrant's Certifying Accountant.
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     On February 26, 2002, the Board of Directors of Merck & Co., Inc. ("the
     Company") and its Audit Committee decided to no longer engage Arthur Andersen LLP ("Arthur Andersen" or "AA") as the Company's independent public accountants and engaged PricewaterhouseCoopers LLP ("PwC") to serve as the Company's independent public accountants for the fiscal year 2002. The appointment of PwC is subject to stockholder ratification at the Company's 2002 Annual Meeting of Stockholders to be held in April.

     Arthur Andersen's reports on the Company's consolidated financial statements for each of the years ended 2000 and 1999 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. AA's report on the Company's consolidated financial statements for the year ended 2001 has not yet been issued, but is expected to be issued on an unqualified basis in March 2002 in conjunction with the filing of the Company's Annual Report on Form 10-K for the year ended December 31, 2001.

     During the years ended December 31, 2001, 2000 and 1999 and through the date hereof, there were no disagreements with Arthur Andersen on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure which, if not resolved to AA's satisfaction, would have caused them to make reference to the subject matter in connection with their report on the Company's consolidated financial statements for such years; and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

     The Company provided Arthur Andersen with a copy of the foregoing disclosures. Attached as Exhibit 16 is a copy of AA's letter, dated March 4, 2002, stating its agreement with such statements.

     During the years ended December 31, 2001 and 2000 and through the date hereof, the Company did not consult PwC with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.



Item 7. Financial Statements and Exhibits
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    (c)  Exhibits
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    Exhibit 16     Letter from Arthur Andersen LLP to the     Filed with
                   Securities and Exchange Commission         this document
                   dated March 4, 2002



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                                   SIGNATURES
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                  Pursuant to the requirements of the Securities Exchange Act of
1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                               MERCK & CO., Inc.




Date:  March 5, 2002                           By: /s/ Debra A. Bollwage
                                                   -----------------------------
                                                       DEBRA A. BOLLWAGE
                                                       Assistant Secretary










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                                  EXHIBIT INDEX
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Exhibit
Number                     Description
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16                         Letter from Arthur Andersen LLP to the
                           Securities and Exchange Commission
                           dated March 4, 2002